Exhibit 99.2

A P R E M I E R S T R E A M I N G T E C H N O L O G Y & E N T E R T A I N M E N T C O M P A N Y C O R P O R A T E P R E S E N T A T I O N F E B R U A R Y 1 4 , 2 0 2 2

F O R W A R D L OO K I N G STATEMENTS Investors are cautioned that certain statements contained in this document, as well as some statements in press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's current reports on Form 8 - K, quarterly reports on Form 10 - Q and annual report on Form 10 - K, are "forward - looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act‘’). Forward - looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward - looking statements as defined by the Act. Forward - looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this presentation. 2

A PREMIER STREAMING TECHNOLOGY & ENTERTAINMENT COMPANY

SUPER-SERVING GLOBAL ENTHUSIAST FAN BASES

- Delivering high-quality, curated content through free ad-supported television (FAST) and dedicated ad-supported (AVOD) and subscription video on demand (SVOD) channels
- Leveraging proprietary tech and highly-scalable distribution platform, Matchpoint®, to launch, distribute and monetize content
- Controlling a library of ~40,000+ film & TV assets
- Continuing legacy as an innovator in the digital transformation of the entertainment industry for more than two decades

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CINEDIGM

EXPERIENCED MANAGEMENT TEAM

WITH DEEP INDUSTRY KNOWLEDGE AND RELATIONSHIPS



CHRIS MCGURK
25+ YEARS OF EXPERIENCE

CHAIRMAN & CHIEF EXECUTIVE OFFICER

- Founder & CEO, Overture Films
- CEO, Anchor Bay Entertainment
- Vice Chair & COO, MGM
- President & COO, Universal
- President, Disney Motion Pictures



JOHN CANNING
25+ YEARS OF EXPERIENCE

CHIEF FINANCIAL OFFICER

- CFO, Firefly Systems Inc.
- Group VP of Finance for Discovery Channel
- Finance leadership roles at Clear Channel Outdoor and The Walt Disney Company



TONY HUIDOR
25+ YEARS OF EXPERIENCE

CHIEF TECHNOLOGY & PRODUCT OFFICER

- VP, Universal Music Group
- Director, Walt Disney Internet Group



GARY LOFFREDO
20+ YEARS OF EXPERIENCE

CHIEF OPERATING OFFICER, GENERAL COUNSEL & PRESIDENT, CINEDIGM

- Founding executive of Cinedigm
- VP, General Counsel, Cablevison Cinemas



YOLANDA MACIAS
25+ YEARS OF EXPERIENCE

CHIEF CONTENT OFFICER

- EVP, Vivendi Entertainment
- VP, DIRECTV Spanish language and international services
- Honoree & Board Member, C5LA



ERICK OPEKA
25+ YEARS OF EXPERIENCE

CHIEF STRATEGY OFFICER & PRESIDENT, CINEDIGM NETWORKS

- SVP & Co-Founder, New Video Digital
- NCO, US Army
- Vice Chair Entertainment Merchant's Association
- Member, Producers Guild and TV Academy

4

CINEDIGM

CINEDIGM AT A PIVOTAL MOMENT

TWO-YEAR VIEW – LAST TWELVE MONTHS (LTM)

Cinedigm has completed its planned multi-year transformation of phasing out its legacy cinema equipment and base distribution (DVD/Blu-ray) business segments

REVENUE BY SEGMENT



(LTM 12/21)
Cinema Equipment Business
27%
73%
Content & Entertainment +30% vs. LTM 12/20
Base Distribution
21%
79%
Streaming & Digital +78% vs. LTM 12/20
(FY 19[2])
Cinema Equipment Business
49%
51%
Content & Entertainment

KEY METRICS

(AS OF DECEMBER 31, 2021)

Revenues (Last twelve months)	$47M
Monthly Streaming Viewers	~33M
Cash	$20M
Debt	$0M

Content & Entertainment Segment includes Base Distribution fees and Streaming and Digital (FAST, AVOD & SVOD)

1. Fiscal Year 2019 ended March 31, 2019

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CINEDIGM

REVENUE MIX SHIFTING TOWARD HIGH-GROWTH STREAMING & DIGITAL

GROWTH DRIVEN BY CORE BUSINESS INCLUDING FAST, AVOD & SVOD

KEY METRICS

(Last twelve months as of December 31, 2021)

LTM 12/31/21 vs LTM 12/31/20 (calendar year comparison)	YOY $ CHANGE	YOY % CHANGE	COMMENTS
Streaming & Digital	+$12.0M	+78%	organic and acquired growth streaming growth of FAST, AVOD and SVOD to 133% YTD[1]
Base Distribution	-$3.9M	-35%	legacy/DVD business
Total Content & Entertainment[1]	+$8.1M	+30%	
Cinema Equipment[2]	+$8.5M	+205%	sunsetting legacy segment reporting one-time, non-recurring revenue of cinema equipment sales
CONSOLIDATED REVENUE	+$16.6M	+54%	

1. Year to date increase of 133% represents the first nine-month period of fiscal year 2022
2. Content & Entertainment Segment includes Base Distribution fees and Streaming and Digital (FAST, AVOD & SVOD)
3. Dollar figure includes non-recurring cinema equipment system sales of ~$9.0M for the period

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CINEDIGM

WHAT SETS US APART

Diverse portfolio of fan-centric content

Content offering *complements* general entertainment subscription services; does *not compete directly* with Netflix, Disney+

Proprietary tech – only independent that has this capability

Proven and experienced management team

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CINEDIGM

INVESTMENT HIGHLIGHTS

POSITIONED FOR HIGH GROWTH DRIVEN BY ENTHUSIAST CONTENT AND TECHNOLOGICAL INNOVATION

Content

Delivering high-quality, curated content through free ad-supported television (FAST) and dedicated ad-supported (AVOD) and subscription video on demand (SVOD) channels

Technology

Driving growth through proprietary Matchpoint content distribution platform that enables scalability and supply-chain automation to partners while reducing operating costs

Roll-up Strategy

Delivering sustained growth by executing key initiatives including pursuing accretive M&A strategy

Financial Performance & Metrics

Positioned to drive EBITDA and KPIs through achievable growth targets

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CINEDIGM

9 WELL - POSITIONED IN LARGE, GROWING STREAMING MARKET 1 M A R K E T S I Z E 2 0 2 2 1. Source: PwC, Mirae Asset Securities; includes management estimates of enthusiast market of 5%. 2. Cinedigm’s LTM Revenues for the period ending December 31, 2021 were $47 million. P R O J E C T E D M A R K E T G R O W T H 2020 - 2025 $47M 2 U . S . E N TH U S IA S T MARKET $3B+ TOTAL GLOBAL MARKET ~ $60B+ 13.4 % CAGR

U.S. DIGITAL ADVERTISING SPEND INCREASING TO ~$70B


2019 – 2025E CAGRS[1]
AVOD: 25%
Other Digital Video: 18%
Total Digital Video: 21%
TOTAL SPEND (IN BILLIONS)
80
70
60
50
40
30
20
10
0
63%
37%
63%
37%
63%
37%
61%
39%
59%
41%
57%
43%
55%
45%
2019
2020
2021E
2022E
2023E
2024E
2025E
AVOD
Other Digital

- AVOD is the fastest growing segments within U.S. digital advertising spend
- Industry seeing pivotal shift in ad budgets from broadcast TV to streaming

KEY AVOD GROWTH DRIVERS

- Cord cutting trend ↑
- Mega trend of streaming content ↑

1. Source: IAB, Canaccord Genuity Estimates

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CINEDIGM

11 4.0 5.0 6.3 6.9 6.9 8.8 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 Q 4 2 0 2 0 Q 2 2 0 2 1 CAPITALIZING ON EVOLVING CONSUMER HABITS C o n t i nu e d “ c o r d - c u t t i n g ” r e s u l t i n g i n r i se i n S V O D & A V O D m i g r a t i o n Preference towards third - party channels a n d c on t e n t p l a t f o rms Rapid rise in consumption of free ad - s u pp o r t e d c on t e n t I n c r e a s i n g d em a n d f o r un d e r s e r v e d content Rise in consumption of smart TV out of t h e b ox f un c t i o n a li t y Note: ages 18+; includes subscription - based (SVOD) and ad - supported (AVOD) services Source: TiVo, “Video Trends Report Q2 2021,” Aug 17, 2021 GLOBAL CONSUMER HABITS CONTINUE TO TREND AWAY FROM TRADITIONAL MEDIA CHANNELS Average Number of Subscription Video - on - Demand ( S V OD ) Se r vices U sed b y In t e r net U ser s in N o r t h A m e r i c a , 201 6 - Q 2 202 1

DIVERSE PORTFOLIO OF FAN-CENTRIC CONTENT

Narrowcast Streaming Channels that generate recurring revenue streams

Cinedigm's streaming advantage broadens consumer reach and drives revenue

COMEDY DYNAMICS

CONtv

THE ONLY WAY IS ESSEX

FANTAWILD

So...Real

GAME TOON

SCREAMBOX

LONE STAR

The COUNTRY Network

CONtv ANIME

the Bob Ross channel

EL REY NETWORK

fashion BOX

BLOODY DISGUSTING TV

So...Dramatic

DOCURAMA

MyTime movie network

THE FILM DETECTIVE

FANDOR

Dove CHANNEL

Realmadrid.tv

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CINEDIGM

AMONG THE LARGEST STREAMING LIBRARIES IN THE MARKET

CINEDIGM'S CURRENT STREAMING CONTENT LIBRARY AT ~35K TITLES



OTT Library Size Includes TV Series and Movies across FAST, AVOD and SVOD
36,846
35,247
35,053
20,809
13,097
11,796
11,731
11,014
9,084
6,799
5,949
4,403
4,300
2,950
Tubi
Amazon Prime
CINEDIGM
Netflix
Pluto
IMDBTV
Discovery+
Hulu
Vudu
HBO Max
Paramount+
Disney+
Peacock
Roku

Source: Data according to Ampere Analytics, December 2021

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CINEDIGM

FOCUSED ON ENTHUSIAST AUDIENCES GLOBALLY

TARGETING SOUGHT-AFTER VERTICALS WITH LOYAL FAN-BASE

- Prestige film and TV (Fandor)
- Horror (Screambox and Bloody Disgusting)
- Family entertainment (Dove Channel)
- Iconic entertainers (The Bob Ross Channel)



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CINEDIGM

PROPRIETARY DISTRIBUTION PLATFORM: MATCHPOINT®

Tech-stack automates film and TV distribution at massive scale matchpoint blueprint™

Application framework

matchpoint dispatch™

Content delivery

matchpoint insights™

Analytics

matchpoint debut™

Content Aggregation

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CINEDIGM

CONTENT OFFERING COMPLEMENTS GENERAL ENTERTAINMENT SUBSCRIPTION SERVICES

DOES NOT COMPETE DIRECTLY WITH NETFLIX, DISNEY+

Establishing key strategic advantages by structuring deals with:

- Connected streaming TV including Samsung, LG, Roku and Vizio
- Large original equipment managers (OEMs), cable companies and technology platforms including Sinclair Broadcast Group, Samsung, Comcast Xfinity, Roku, Amazon, Tubi, Vewd and Vizio
- Licensed film and TV content to key players in streaming ecosystem with Amazon, Apple, Netflix, YouTube TV and Google

fire tv | Google | tv | NETFLIX | SAMSUNG | tubi | Roku | Comcast xfinity | YouTubeTV | VIZIO

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CINEDIGM

DEVELOPING CHANNEL UMBRELLA HUB

WITH GLOBAL REACH TO DRIVE ENGAGEMENT

- Enthusiast umbrella super-serving audiences across multiple points of monetization (FAST, AVOD and SVOD)
- Global reach – Cinedigm's newly formed engineering and R&D hub in India to develop new streaming technologies and services for booming Indian and South Asian markets



JUST ADDED
A celebration of the life and work of the pop-culture icon who gently encouraged millions to explore their creativity.
Play
Details
CONTV
SCREAMBOX
FANDOR
New Shows

17

CINEDIGM

PURSUING ACCRETIVE M&A STRATEGY

BUILDING COMPETITIVE ADVANTAGE

- Executing on roll-up strategy by completing several content-related acquisitions enabling monetization
- Setting the stage for significant annual revenue growth

COMPLETED & INTEGRATED SIX ACCRETIVE ACQUISITIONS FROM DECEMBER 2020 TO SEPTEMBER 2021 WITH ONGOING ACTIVE M&A PIPELINE

The Film Detective | Fandor | Screambox | FoundationTV | Bloody Disgusting TV | Films Around The World

- Focused on acquiring high quality content and streaming channels
- Active pipeline with key industry players
- Opportunity for new technology and other revenue channels: NFTs, ecommerce, podcasts and merchandise
- Proprietary tech platform (Matchpoint) allows for on-boarding several acquisitions concurrently
- Acquisition of FoundationTV allows for expansion into South Asian markets

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CINEDIGM

LATEST ACCRETIVE ACQUISITION OF DIGITAL MEDIA RIGHTS (DMR)[1]

IMMEDIATELY PROVIDES INCREASED SCALE AND GROWTH

Highly accretive acquisition significantly increases Cinedigm's library, channel portfolio, ad business and social footprint

- Adds 10 new channels, 7,500 titles and an estimated 7.5 million monthly viewers
- New positioning in ad business with more than 100 million connected TV impressions a month
- Increases social footprint with 18.5 million social subscribers

ENTHUSIAST ROLL-UP STRATEGY

The Film Detective, Fandor, Docurama, Bloody Disgusting TV, the Bob Ross channel, Dove Channel, CONtv, El Rey Network, Screambox, Comedy Dynamics, Realmadrid.tv

+ DIGITAL MEDIA RIGHTS

asiancrush — Asian Films & TV

Cocoro Free TV for Kids — Kids/Family

Retro Crush — Classic Anime

cinehouse selects — Films & TV Shows

Midnight Pulp — Thriller/Cult Hits

KMTV — K-Pop

1. DMR acquisition agreement announced on January 6, 2022, which is expected to close in the near future

19

CINEDIGM

PLAN ON TRACK

BUILDING MOMENTUM ACROSS KEY METRICS[1]

Growing viewership and subscription numbers increased significantly to ~33 million monthly viewers reaching ~1.1 billion unique consumer devices

~33M
Total streaming viewers
44% YOY

954K
Total SVOD subscribers
466% YOY

3.9B
Cumulative minutes streamed
112% YOY

AVOD REVENUE
171% YOY

1. YOY comparisons are between the nine-month periods ending December 31, 2020 and December 31, 2021

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CINEDIGM

POSITIONED TO DRIVE EBITDA

THROUGH ACHIEVABLE GROWTH TARGETS

- Driving gross margin and EBITDA by leveraging proprietary Matchpoint platform
- Expected positive cash flow from legacy cinema equipment business for FY 22
- Cash plus capacity under revolver provides liquidity to pursue accretive content related acquisitions
- Positioned to generate positive EBITDA and deliver sustained growth

$20 Million[1]
CASH

$0 Million[1]
DEBT

1. As of December 31, 2021

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CINEDIGM

LONG RANGE GROWTH TARGETS

2 TO 4 YEARS BOTH ORGANIC AND M&A GROWTH

Revenue[1]	Monthly Viewers[2]	Engagement Connected TV minutes[3]	Content Library[4]
$150M	40M	1B	75K

1. Represents digital, streaming and production revenue
2. Monthly viewers who have engaged with a Cinedigm property
3. Aggregate monthly minutes consumed by Cinedigm streaming service users
4. Film and TV series episodes under management

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CINEDIGM

IN SUMMARY - INVESTMENT HIGHLIGHTS

POSITIONED FOR HIGH GROWTH DRIVEN BY ENTHUSIAST CONTENT AND TECHNOLOGICAL INNOVATION

CONTENT

- Focusing on Enthusiast audience – Fan-centric content that is complementary to general entertainment subscription services
- Well-positioned in evolving consumer streaming landscape
- Growing viewership and subscriber number significantly: ~33 million monthly viewers and ~1.1 billion unique streaming consumer devices globally

TECHNOLOGY

- Dramatically expanded streaming content business across Matchpoint platform
- Launching and scaling channel portfolio – building an Umbrella (channel hub)
- Establishing key strategic advantages through partnership deals
- Licensing film and TV content to key players in the streaming ecosystem

ROLL-UP STRATEGY

- Executing accretive roll-up strategy by completing several content-related acquisitions enabling FAST, AVOD & SVOD revenue growth
- Partnerships/Content providers leveraging platform to scale cable channels transitioning to OTT
- Absorb, integrate and scale

FINANCIAL PERFORMANCE/METRICS

- Driving gross margin and EBITDA by leveraging proprietary Matchpoint platform
- Growing KPIs – monthly viewers, subscribers, connected TV minutes, content library, cumulative minutes streamed, driving significant revenue growth
- Clean balance sheet

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CINEDIGM

A P R E M I E R S T R E A M I N G T E C H N O L O G Y & E N T E R T A I N M E N T C O M P A N Y